UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICON	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On June 11, 2021, Iconix Brand Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Iconix Acquisition LLC, a Delaware limited liability company (“Parent”), and Iconix Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser agreed to commence a tender offer (such offer, as amended from time to time as permitted by the Merger Agreement, the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.001 per share (the “Company Common Stock”), of the Company (collectively, the “Shares”) (other than Shares held in the Company’s treasury or owned by any subsidiary of the Company, Parent, the Purchaser or any other wholly-owned subsidiary of Parent, in each case, as of immediately prior to the commencement of the Offer) at a price per Share of $3.15, net to the holder of such Share, in cash, without interest and subject to any applicable tax withholding (the “Offer Price”).

Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Purchaser will then be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which would not require a vote of the Company’s stockholders in order to consummate the Merger. At the effective time of the Merger (the “Effective Time”), each Share (except as provided in the Merger Agreement) will be cancelled and converted into the right to receive the Offer Price.

The Merger Agreement further provides for the acceleration of vesting and cash-out at the Offer Price of (i) all restricted stock units with respect to shares of Company Common Stock outstanding as of the time immediately prior to Purchaser’s acceptance of Shares tendered in the Offer, and (ii) all shares of restricted Company Common Stock outstanding as of the time immediately prior to Purchaser’s acceptance of Shares tendered in the Offer.

Under the terms of the Merger Agreement, Purchaser’s obligation to accept and pay for Shares that are tendered in the Offer is subject to the satisfaction or waiver of certain conditions, including: (1) that prior to the expiration of the Offer there have been validly tendered and not properly withdrawn a number of Shares that, together with Shares then-owned, directly or indirectly, by Parent, Purchaser or any of their respective subsidiaries, would constitute at least a majority of the total number of then issued and outstanding Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” as such term is defined in Section 251(h) of the DGCL, by the depositary for the Offer pursuant to such procedures) (the “Minimum Condition”) (provided, that with respect to any Shares that are deemed beneficially owned as a result of Parent’s, the Purchaser’s or any of their respective subsidiaries’ ownership of the Company’s 5.75% Convertible Notes due 2023 (the “Convertible Notes”), such Shares shall only be counted toward the Minimum Condition if such Convertible Notes have been validly and effectively converted into Shares); (2) the accuracy of the Company’s representations and warranties in the Merger Agreement, subject to specific materiality qualifications and thresholds; (3) compliance by the Company with its covenants in the Merger Agreement in all material respects; (4) the absence of legal restraints or orders prohibiting the consummation of the transactions contemplated by the Merger Agreement; (5) the expiration or termination of the waiting period under the United States Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (if required); (6) the absence of a termination of the Merger Agreement in accordance with its terms; and (7) the non-occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing.

The Board of Directors of the Company approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Offer and the Merger, and determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Offer and the Merger, are fair to, and advisable and in the best interests of the Company and its stockholders, and the Company intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) recommending that holders of Company Common Stock tender their Shares into the Offer.

The Merger Agreement provides that the Company, on the one hand, or Parent and Purchaser, on the other hand, may specifically enforce the obligations of the other party under the Merger Agreement, subject to the terms of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated into this report by reference.

The Merger Agreement contains customary representations and warranties by each of Parent, Purchaser and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (1) may not be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate, (2) may have been qualified in the Merger Agreement by disclosures that were made to the other party in the confidential disclosure schedules to the Merger Agreement, (3) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, (4) were made only as of the date of the Merger Agreement or such other date as may be specified in the Merger Agreement and (5) have been included in the Merger Agreement for the purpose of allocating risk between contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, its subsidiaries or other affiliates or their respective businesses. Investors are not third-party beneficiaries to the representations and warranties of the Company under the Merger Agreement and should not rely on such representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or other affiliates at the time they were made or otherwise. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with or furnishes to the SEC.

The Company has made customary covenants in the Merger Agreement, including, without limitation, covenants to conduct its business in all material respects in the ordinary course consistent with past practice, including not taking certain specified actions, prior to the consummation of the Merger. Parent and Purchaser also have made customary covenants in the Merger Agreement.

The Company has also agreed not to solicit or initiate discussions with third parties regarding other acquisition proposals regarding the Company and has agreed to certain restrictions on its ability to respond to such proposals, provided that the Company may enter into discussions concerning, or provide confidential information to persons making, certain unsolicited proposals if the Company’s Board of Directors determines that it would be inconsistent with its fiduciary duties not to do so. The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company, in certain circumstances, to terminate the Merger Agreement and accept a Superior Proposal, as that term is defined in the Merger Agreement. The Company will be required to pay Parent a termination fee equal to $1,824,000 and expense reimbursement of $10,000,000 if, among other reasons, the Merger Agreement is terminated (i) by the Company to enter into an acquisition agreement that constitutes a Superior Proposal or (ii) by Parent because the Board of Directors of the Company adversely changes its recommendation to stockholders to accept the Offer and tender their Shares to Purchaser in the Offer. If the Company terminates the Merger Agreement under certain circumstances, Parent will be required to pay the Company a reverse termination fee equal to $11,824,000.

Parent and Purchaser have obtained an equity commitment from Lancer Capital, LLC and a debt financing commitment provided by Silver Point Capital, which Parent and Purchaser have represented to us are sufficient for Purchaser to pay (and Parent to cause Purchaser to pay) the aggregate consideration in respect of the Shares in the Offer and the Merger and all related fees and expenses. Lancer Capital, LLC (the “Guarantor”) delivered to Parent a letter dated the date of the Merger Agreement in which the Guarantor committed, subject to the conditions set forth in the letter, to contribute to Parent as equity capital an aggregate amount of $60 million to allow Parent, together with its debt financing, to pay the amounts required to be paid by Parent and Purchaser in connection with the consummation of the Offer and the Merger. The Company is an express third-party beneficiary of the equity commitment letter. The Guarantor also guaranteed for the benefit of the Company the payment of the reverse termination fee and certain indemnification and reimbursement obligations under the Merger Agreement with respect to Parent’s debt financing.

Additional Information and Where to Find It

In connection with the proposed acquisition of Iconix Brand Group, Inc. (“Iconix”), Iconix Merger Sub Inc. (“Purchaser”), will commence a tender offer for all of the outstanding shares of Iconix. The tender offer for Iconix’s common stock has not yet commenced. This report is neither an offer to buy nor the solicitation of an offer to sell any securities.  It is also not a substitute for the tender offer materials that Purchaser will file with the U.S. Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. The solicitation and the offer to buy shares of Iconix’s common stock will be made only pursuant to an offer to purchase and related materials that Purchaser intends to file with the SEC. At the time the tender offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. The Tender Offer Statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to the Company’s stockholders when available and may also be obtained by contacting the Company’s Investor Relations Department at (212) 730-0030 or investorrelations@iconixbrand.com. In addition, all of these materials (and all other tender offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov upon filing with the SEC. ICONIX’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PURCHASER OR ICONIX WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, PURCHASER AND ICONIX.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding our pending acquisition by affiliates of Lancer (the “Transaction”), including the expected timing of the closing of the transaction and considerations taken into account by our Board of Directors in approving the Transaction. These forward-looking statements involve risks and uncertainties, many of which are outside management’s control. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the risk that the conditions to the closing of the Transaction are not satisfied, including the risk that a sufficient number of Iconix’s stockholders do not participate in the Transaction; the risk that the merger agreement for the Transaction may be terminated in circumstances that require Iconix to pay a termination fee of $1,824,000 and expense reimbursement of $10,000,000; potential litigation relating to the Transaction; the failure to satisfy other conditions to completion of the Transaction, including the receipt of all regulatory approvals related to the Transaction (and any conditions, limitations or restrictions placed on these approvals); the failure of Lancer to consummate the necessary financing arrangements; risks that the tender offer and related transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties; uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; and the risks described in the filings that we make with the SEC from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the SEC on March 31, 2021, and which should be read in conjunction with our financial results and forward-looking statements. Our filings with the SEC are available on the SEC filings section of the Investor Relations page of our website at http://iconixbrand.com. All forward-looking statements in this communication are based on information available to us as of the date of this communication, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. You should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 8.01.	Other Events.

On June 11, 2021, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of June 11, 2021, by and among Iconix Brand Group, Inc., Iconix Acquisition LLC and Iconix Merger Sub Inc.
99.1	Press release of Iconix Brand Group, Inc., dated June 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	ICONIX BRAND GROUP, INC.

	By:	/s/ John McClain
Name: John McClain Title: Chief Financial Officer